LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT ("Agreement") is made this 29th day of February, 2024, by and between **WIDEPOINT CORPORATION,** a Delaware corporation, **WIDEPOINT INTEGRATED SOLUTIONS CORP**., a Virginia corporation, **WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION**, a Virginia corporation, **WIDEPOINT MOBILE CORPORATION**, a Virginia corporation, **IT AUTHORITIES, INC.,** a Florida corporation, and **WIDEPOINT GLOBAL SOLUTIONS, INC**., a Delaware corporation (individually and collectively, "Borrower") and **OLD DOMINION NATIONAL BANK** ("Lender").

RECITALS

R.1 Borrower has requested that Lender extend to Borrower a revolving line of credit in the maximum principal amount that may be advanced and outstanding at any given time of **FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00)** (the "Loan").

R.2 Lender is willing to make the Loan to Borrower upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

1. **Construction and Definition of Terms.**

All terms used herein without definition which are defined by the Uniform Commercial Code as adopted in the Commonwealth of Virginia (the "Virginia Uniform Commercial Code") shall have the meanings assigned to them by the Virginia Uniform Commercial Code, as in effect on the date hereof, unless and to the extent varied by this Agreement. All accounting terms used herein without definition shall have the meanings assigned to them pursuant to GAAP. Whenever the phrase "satisfactory to Lender" is used in this Agreement, such phrase shall mean "satisfactory to Lender in its sole discretion." The use of any gender or the neuter herein shall also refer to the other gender or the neuter and the use of the plural shall also refer to the singular, and vice versa. In addition to the terms defined elsewhere in this Agreement, unless the context otherwise requires, when used herein, the following terms shall have the following meanings:

1.1. "Agreement" means this Loan and Security Agreement and all amendments, modifications and supplements hereto.

1.2. "Banking Day" shall mean Monday through Friday, excluding any federal or state holiday or other day that banks in the Commonwealth of Virginia are closed.

1.3. "Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time.

1.4. "Business Premises" shall mean Borrower's chief executive office located at 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, VA 22030.

1.5. "Certified" shall mean that the information, statement, schedule, report or other document required to be "Certified" shall contain a representation of a duly authorized officer of Borrower that such information, statement, schedule, report or other document is true and complete.

1.6. "Closing" shall mean the date on which this Agreement is executed.

1.7. "Collateral" shall mean all of Borrower's assets, both now owned and hereafter acquired, including, but not limited to: (a) Accounts; (b) As-extracted collateral; (c) Chattel paper; (d) Deposit accounts; (e) Documents; (f) Equipment; (g) Farm products; (h) Fixtures; (i) General intangibles; (j) Goods; (k) Instruments; (l) Inventory; (m) Investment property; (n) Letter-of-credit rights; and (o) Proceeds and products of all of the foregoing.

1.8. "Event of Default" shall mean any of the events described in **Section 8** hereof.

1.9. "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

1.10. "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

1.11 "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned, operated or acquired by Borrower is prohibited by any Law similar to those set forth in this definition; and (d) any other substance which by Law requires special handling in its collection, storage, treatment or disposal.

1.12. "Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials on any property owned, operated or controlled by Borrower or for which Borrower has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, operated or acquired by Borrower, and any other contamination by Hazardous Materials for which Borrower is, or is claimed to be, responsible.

1.13. "Indebtedness" shall include all items which would properly be included in the liability section of a balance sheet or in a footnote to a financial statement in accordance with GAAP, and shall also include all contingent liabilities.

1.14. "Laws" shall mean all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any Governmental Authority or political subdivision or agency thereof, or any court or similar entity established by any thereof.

1.15. "Lien" shall mean any statutory or common law consensual or non-consensual mortgage, pledge, security interest, encumbrance, lien, right of setoff, claim or charge of any kind, including, without limitation, any conditional sale or other title retention transaction, any lease transaction in the nature thereof and any secured transaction under the Uniform Commercial Code of any jurisdiction.

1.16. "Loan Documents" shall mean any and all agreements, contracts, promissory notes, security agreements, assignments, subordination agreements, pledge or hypothecation agreements, mortgages, deeds of trust, leases, guaranties, instruments, letters of credit, letter of credit agreements and documents now and hereafter existing between Lender and Borrower, executed and/or delivered pursuant to this Agreement or otherwise or guaranteeing, securing or in any other manner relating to any of the Obligations, including, without limitation, the instruments and documents referred to in **Subsection 5.1** hereof together with any other instrument or document executed by Borrower, Lender or any other person in connection with the Loans.

1.17. "Note" shall mean the Promissory Note of Borrower evidencing the Loan and all renewals, replacements and extensions thereof.

1.18. "Obligations" shall include the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to Lender by Borrower under this Agreement, the Note, the Loan Documents and otherwise, all present and future obligations and liabilities of Borrower to Lender for the payment of money under this Agreement, the Note, the Loan Documents and otherwise (extending to all principal amounts, interest, late charges, fees and all other charges and sums, as well as all costs and expenses payable by Borrower under this Agreement, the Note, the Loan Documents and otherwise), whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, related or unrelated to this Agreement, whether or not now contemplated, whether or not any instrument or agreement relating thereto specifically refers to this Agreement and whether or not of the same character or class as Borrower's obligations under this Agreement or the Note, including, without limitation, overdrafts in any checking or other account of Borrower at Lender and claims against Borrower acquired by assignment to Lender, whether or not secured under any other document, or agreement or statutory or common law provision, as well as all renewals, refinancings, consolidations, re-castings and extensions of any of the foregoing, the parties acknowledging that the nature of the relationship created hereby contemplates the making of future advances by Lender to Borrower.

1.19. "Obligor" shall mean individually and collectively, Borrower and each endorser and surety of the Obligations; any person who is primarily or secondarily liable for the repayment of the Obligations, or any portion thereof; and any person who has granted security for the repayment of any of the Obligations.

1.20. "Permitted Liens" shall mean (a) Liens of Lender, (b) Liens for taxes not delinquent or for taxes being diligently contested in good faith by Borrower by appropriate

proceedings, subject to the conditions set forth in **Subsection 6.2** hereof, (c) mechanic's, workman's, materialman's, landlord's, carrier's and other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being diligently contested in good faith by Borrower by appropriate proceedings, provided such Liens did not arise in connection with the borrowing of money or the obtaining of advances or credit and do not, in Lender's discretion, in the aggregate materially detract from the value of Borrower's assets or materially impair the use thereof, and (d) Liens specifically consented to by Lender in writing.

1.21. "Person" shall include natural persons, corporations, associations, limited liability companies, partnerships, joint ventures, trusts, governments and agencies and departments thereof and every other entity of every kind.

1.22. "Subordinated Indebtedness" shall mean all Indebtedness incurred, at any time by Borrower, the repayment of which is subordinated to the Obligations by a written agreement in form and substance satisfactory to Lender.

1.23. "Subsidiary" shall include any corporation or unincorporated business entity at least a majority of the outstanding Voting Stock or interests of which is owned, now or in the future, by Borrower and/or by one or more Subsidiaries.

1.24. "Voting Stock" shall mean the shares of any class of capital stock of a corporation having ordinary voting power to elect the directors, officers or trustees thereof, including such shares that shall or might have voting power by reason of the occurrence of one or more conditions or contingencies.

2. **The Loan.**

2.1. **Loan; Loan Advances.** Subject to the continued compliance of Borrower with the terms of this Agreement and all other accompanying Loan Documents and the continued absence of any Event of Default, Lender hereby agrees to advance to Borrower, for use by Borrower solely for its working capital needs, such sums as Borrower may request, but which shall not exceed, in the aggregate, at any one time outstanding of $4,000,000.00. In the event that the aggregate amount of advances made and outstanding under the Loan shall at any time and for any reason exceed such amount, Borrower shall nevertheless be liable for the entire amount outstanding with interest thereon in accordance with this Agreement and all accompanying Loan Documents, and Borrower shall be responsible for observance of, performance of and compliance with all of the terms, covenants and provisions hereof and thereof. Amounts once repaid or prepaid in accordance with the terms and conditions of this Agreement, may be re-borrowed under the terms and conditions of this Agreement. Lender shall make all advances by depositing funds in Borrower's commercial account with Lender or such bank account as may be agreed upon by Borrower and Lender.

2.1.1. **Borrowing Base**. Advances under the Loan shall be subject to the following: Lender will advance, from time-to-time, up to the lesser of (a) $4,000,000.00 or (b) the sum of (i) 80% of eligible, billed accounts receivable aged ninety (90) days or less from the invoice date. Note: if there are eligible billed accounts receivable pertaining to passthrough accounts

receivable from carriers, these will be margined at 30% aged ninety (90) days or less from date of original invoice. All intercompany and international accounts receivable are excluded. In the event any customer has 25% or more of its receivables over ninety (90) days, the remaining receivables from such customer aged ninety (90) days or less are also excluded.

2.1.2. **Borrowing Base Certificates**. With each request for advance under the Loan, Borrower will submit a borrowing base certificate, substantially in the form of Exhibit "A" attached hereto and made a part hereof (each, a "BBC"). The BBC will, among other things, report the status of the Borrower's accounts receivable then outstanding that will be used to determine the maximum amount available for advance under the Loan. Along with each BBC so submitted, Borrower will provide current accounts receivable aging reports containing such detail as Lender may reasonably require so that Lender is able to determine eligible and ineligible receivables. In the event amounts are owed on the Loan during any given month, then by the 20th day of the following month, Borrower will submit a BBC, together with the accounts receivable aging reports current as of the last day of the preceding month.

2.2. **Note.** Borrower's obligation to repay the Loan with interest shall be evidenced by, and the Loan shall be repaid with interest in accordance with, the Note.

3. **Security.**

3.1. **Security Interest.** As security for the payment and performance of all of the Obligations, whether or not any instrument or agreement relating to any Obligation specifically refers to this Agreement or the security interest created hereunder, Borrower hereby assigns, pledges and grants to Lender a continuing security interest in the Collateral. Lender's security interest shall continually exist until (a) all Obligations have been paid in full and (b) there exists no commitment by Lender which could give rise to any of the Obligations.

3.2. **Covenants and Representations Concerning Collateral.** With respect to all of the Collateral, Borrower covenants, warrants and represents that:

(a) No financing statement covering any of the Collateral is on file in any public office or land or financing records except for financing statements in favor of Lender and Borrower is the legal and beneficial owner of all of the Collateral, free and clear of all Liens, except for Permitted Liens.

(b) The security interest granted Lender hereunder shall constitute a first priority Lien upon the Collateral. Borrower will not, and Lender does not authorize Borrower to, except in the ordinary course of business, transfer, discount, sell, grant or assign any interest in the Collateral nor, without Lender's prior written consent, permit any other Lien to be created or remain thereon except for Permitted Liens.

(c) Borrower will maintain the Collateral in good order and condition, ordinary wear and tear excepted, and will use, operate and maintain the Collateral in compliance with all laws, regulations and ordinances and in compliance with all applicable insurance requirements and regulations. Borrower will promptly notify Lender in writing of any litigation

involving or affecting the Collateral which Borrower knows or has reason to believe is pending or threatened. Borrower will promptly pay when due all taxes and all transportation, storage, warehousing and other such charges and fees affecting or arising out of or relating to the Collateral and shall defend the Collateral, at Borrower's expense, against all claims and demands of any persons claiming any interest in the Collateral adverse to Borrower or Lender.

(d) At all reasonable times upon reasonable notice, Lender and its agents and designees may enter the Business Premises and any other premises of Borrower and inspect the Collateral, and Borrower shall pay the reasonable out of pocket costs of Lender for such inspections.

(e) Borrower will maintain comprehensive casualty insurance on the Collateral against such risks, in such amounts, with such loss deductible amounts and with such companies as may be satisfactory to Lender, and each such policy shall contain a clause or endorsement satisfactory to Lender naming Lender as loss payee and a clause or endorsement satisfactory to Lender that such policy may not be cancelled or altered and Lender may not be removed as loss payee without at least 30 days prior written notice to Lender. In all events, the amounts of such insurance coverages shall conform to prudent business practices and shall be in such minimum amounts that Borrower will not be deemed a co-insurer under applicable insurance laws, regulations, policies or practices. Borrower hereby assigns to Lender and grants to Lender a security interest in any and all proceeds of such policies and authorizes and empowers Lender to adjust or compromise any loss under such policies and to collect and receive all such proceeds. Borrower hereby authorizes and directs each insurance company to pay all such proceeds directly and solely to Lender and not to Borrower and Lender jointly. Borrower authorizes and empowers Lender to execute and endorse in Borrower's name all proofs of loss, drafts, checks and any other documents or instruments necessary to accomplish such collection, and any persons making payments to Lender under the terms of this paragraph are hereby relieved absolutely from any obligation or responsibility to see to the application of any sums so paid. After deduction from any such proceeds of all costs and expenses (including reasonable attorney's fees) incurred by Lender in the collection and handling of such proceeds, the net proceeds shall be applied as follows. If no Event of Default shall have occurred and be continuing, such net proceeds may be applied, at Borrower's option, either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Lender, or as a credit against such of the Obligations, whether matured or unmatured, as Lender shall determine in Lender's sole discretion. In the event that Borrower may and does elect to replace or restore as aforesaid, then such net proceeds shall be deposited in a segregated account of Borrower at Lender and subject to the sole order of Lender and shall be disbursed therefrom by Lender in such manner and at such times as Lender deems appropriate to complete such replacement or restoration; provided, however, that if an Event of Default shall occur at any time before or after replacement or restoration has commenced, then thereupon Lender shall have the option to apply all remaining net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Lender, or as a credit against such of the Obligations, whether matured or unmatured, as Lender shall determine in Lender's sole discretion. If an Event of Default shall occur prior to such deposit of the net proceeds, then Lender may, in its sole discretion, apply such net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Lender, or as a credit against such of the Obligations, whether matured or unmatured, as Lender shall determine in Lender's sole discretion.

(f) All books and records pertaining to the Collateral are located at the Business Premises and Borrower will not change the location of such books and records without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed. Borrower shall make notations, satisfactory to Lender, on its books and records disclosing the existence of Lender's security interest in the Collateral.

(g) Borrower shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as Lender may reasonably request to vest in and assure to Lender its rights hereunder or in any of the Collateral, including, without limitation, placing legends on Collateral stating that Lender has a security interest therein.

(h) Borrower shall cooperate with Lender to obtain and keep in effect one or more control agreements in deposit account, electronic chattel paper, investment property and letter-of-credit rights Collateral if requested by Lender.

(i) Borrower authorizes Lender to file financing statements covering the Collateral and all personal property of Borrower and containing such legends as Lender shall deem necessary or desirable to protect Lender's interest in the Collateral. Borrower agrees to pay all taxes, fees and costs (including reasonable attorney's fees) paid or incurred by Lender in connection with the preparation, filing or recordation thereof.

(j) Whenever required by Lender, Borrower shall promptly deliver to Lender, with all endorsements and/or assignments required by Lender, all instruments, chattel paper, guaranties and the like received by Borrower constituting, evidencing or relating to any of the Collateral or proceeds of any of the Collateral.

(k) Borrower shall not file any amendments, correction statements or termination statements concerning the Collateral without the prior written consent of Lender.

(l) If any Collateral arises out of a contract with the United States Government or any department, agency or instrumentality thereof, Borrower shall immediately notify Lender thereof and shall execute and deliver to Lender specific assignments, of those contracts and the related United States Government accounts of Borrower and shall do such other things as may be satisfactory to Lender in order that all sums due and to become due to Borrower under such contract shall be duly assigned to Lender in accordance with the Federal Assignment of Claims Act (31 United States Code § 3727; 41 United States Code § 15) as in effect on the date hereof and as hereafter amended and/or any other applicable laws and regulations relating to the assignment of governmental obligations. Payments on United States Government contracts or United States Government accounts which have been specifically assigned to Lender by means of a direct assignment, as provided herein, shall be made directly to Lender, for payment to the Loan. The separate assignment of specific United States Government contracts to Lender, as contemplated herein, shall not be deemed to limit Lender's security interest to the payments under those particular United States Government contracts and the related United States Government accounts, but rather Lender's security interest shall extend to any and all United States Government contracts and the related United States Government accounts and proceeds thereof, now or

hereafter owned or acquired by Borrower. During the term of this Agreement, Borrower agrees and covenants not to make any assignment of any of the United States Government contracts to any party other than Lender without Lender's prior written consent.

3.3. **Collateral Collections.** After an Event of Default shall have occurred, Lender shall have the right at any and all times to enforce Borrower's rights against account debtors and other parties obligated on Collateral, including, but not limited to, the right to: (a) notify and/or require Borrower to notify any or all account debtors and other parties obligated on Collateral to make payments directly to Lender or in care of a post office lock box under the sole control of Lender established at Borrower's expense subject to Lender's customary arrangements and charges therefor, and to take any or all action with respect to Collateral as Lender shall determine in its sole discretion, including, without limitation, the right to demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any person liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring liability or responsibility to Borrower; (b) require Borrower to segregate and hold in trust for Lender and, on the day of Borrower's receipt thereof, transmit to Lender in the exact form received by Borrower (except for such assignments and endorsements as may be required by Lender), all cash, checks, drafts, money orders and other items of payment constituting Collateral or proceeds of Collateral; and/or (c) establish and maintain at Lender a "Repayment Account," which shall be under the exclusive control of and subject to the sole order of Lender and which shall be subject to the imposition of such customary charges as are imposed by Lender from time to time upon such accounts, for the deposit of cash, checks, drafts, money orders and other items of payments constituting Collateral or proceeds of Collateral from which Lender may, in its sole discretion, at any time and from time to time, withdraw all or any part. Lender's collection and enforcement of Collateral against account debtors and other persons obligated thereon shall be deemed to be commercially reasonable if Lender exercises the care and follows the procedures that Lender generally applies to the collection of obligations owed to Lender. All cash and non-cash proceeds of the Collateral may be applied by Lender upon Lender's actual receipt of cash proceeds against such of the Obligations, matured or unmatured, as Lender shall determine in Lender's sole discretion.

3.4. **Care of Collateral.** Borrower shall have all risk of loss of the Collateral. Lender shall have no liability or duty, either before or after the occurrence of an Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral, or to preserve rights against account debtors or other parties with prior interests in the Collateral. If Lender actually receives any notices requiring action with respect to Collateral in Lender's possession, Lender shall take reasonable steps to forward such notices to Borrower. Borrower is responsible for responding to notices concerning the Collateral, voting the Collateral, and exercising rights and options, calls and conversions of the Collateral. Lender's sole responsibility is to take such action as is reasonably requested by Borrower in writing, however, Lender is not responsible to take any action that, in Lender's sole judgment, would affect the value of the Collateral as security for the Obligations adversely. While Lender is not required to take certain actions, if action is needed, in Lender's sole discretion, to preserve and maintain the Collateral, Borrower authorizes Lender to take such actions, but Lender is not obligated to do so.

3.5. **Authorization and Power-of-Attorney.** Borrower authorizes Lender to request other secured parties of Borrower to provide accountings, confirmations of Collateral and confirmations of statements of account concerning Borrower. Borrower hereby designates and appoints Lender and its designees as attorney-in-fact of Borrower, irrevocably and with power of substitution, with authority to endorse Borrower's name on requests to other secured parties of Borrower for accountings, confirmations of collateral and confirmations of statements of account.

4. **Representations and Warranties.**

To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender that:

4.1. **State of Incorporation and Legal Name.** Borrower's state of incorporation or formation and exact legal name are set forth in the first paragraph of this Agreement.

4.2. **Good Standing.** Each of the entities comprising of Borrower is a corporation duly organized, legally existing and in good standing under the laws of the state of its incorporation, has the power to own its property and to carry on its business and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary and where the failure to be so qualified could reasonably be expected to have, in each instance, a material adverse effect on the Borrower as a whole.

4.3. **Authority.** Each of the entities comprising of Borrower has full power and authority to enter into this Agreement, to make the borrowings hereunder, to execute and deliver all documents and instruments required hereunder and to incur and perform the obligations provided for herein, all of which have been duly authorized by all necessary corporate and other action, and no consent or approval of any person, including, without limitation, stockholders of Borrower and any public authority or regulatory body, which has not been obtained is required as a condition to the validity or enforceability hereof or thereof.

4.4. **Binding Agreements.** This Agreement has been duly and properly executed by Borrower, constitutes the valid and legally binding obligation of Borrower and is fully enforceable against Borrower in accordance with its terms, subject only to laws affecting the rights of creditors generally and application of general principles of equity.

4.5. **No Conflicting Agreements.** The execution, delivery and performance by Borrower of this Agreement and the borrowings hereunder will not (a) violate (i) any provision of law or any order, rule or regulation of any court or agency of government, (ii) any award of any arbitrator, (iii) the Charter or Bylaws of Borrower or (iv) any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, and the violation of which could reasonably be expected to have a material adverse effect on the Borrower as whole; (b) result in a breach of or constitute (with due notice and/or lapse of time) a material default under, any such award, indenture, contract, agreement, mortgage, deed of trust or other instrument, and such breach or default could reasonably be expected to have a material adverse effect on the Borrower as whole; or (c) result in

the creation or imposition of any Lien upon any of the property or assets of Borrower except for Liens created in favor of Lender under or pursuant to this Agreement.

4.6. **Litigation.** Except as disclosed to Lender in **Schedule 4.6** attached hereto, there are no judgments, injunctions or similar orders or decrees, claims, actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any property of Borrower, at law or in equity, by or before any court or any federal, State, county, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which if determined adversely could result in any material adverse change in the business, operations, or properties of such Borrower. Borrower is not, to Borrower's knowledge, in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court or any federal, State, county, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could have a material adverse effect on such Borrower.

4.7. **Financial Condition.** Except as set forth on **Schedule 4.7**, the financial statements of Borrower heretofore delivered to Lender are true and complete in all material respects, and fairly present in all material respects the financial condition of Borrower as at such dates and the results of its operations for the period then ended and were prepared in accordance with GAAP applied on a consistent basis for prior periods. As of the date of this Agreement, Borrower has no material contingent liabilities, liabilities, or liabilities for taxes that would be required in accordance with GAAP to be set forth in such financial statements or notes thereto, which are not referred to or reflected or provided for in such financial statements. No material adverse change in any Borrower's financial condition has occurred since the date of such statements.

4.8. **Taxes.** Borrower has paid or caused to be paid all federal, state and local taxes to the extent that such taxes have become due and has filed or caused to be filed all federal, state and local tax returns which are required to be filed by Borrower.

4.9. **Title to Properties.** Borrower has good and marketable title to all of its properties and assets (including the Collateral) and all of the properties and assets of Borrower are free and clear of Liens, except for Permitted Liens.

4.10. **Place of Business.** Borrower's principal place of business and chief executive office is located at the Business Premises and Borrower has such other business locations as disclosed to Lender prior to the date hereof. Borrower will not change the location of the Business Premises or open additional business locations (other than those locations heretofore disclosed to Lender) without Lender's prior written consent, which shall not be unreasonably withheld or delayed.

4.11. **Financial Information.** All financial statements, schedules, reports and other information supplied to Lender by or on behalf of Borrower are true and complete in all material respects..

4.12. **Licenses and Permits.** Borrower has duly obtained and now holds all

licenses, permits, certifications, approvals and the like required by federal, state and local laws of the jurisdictions in which Borrower conducts its business, and each remains valid and in full force and effect, except in each case where failure to obtain, hold or keep in force such licenses, permits, certifications, approvals and the like could not reasonably be expected a material adverse effect on the subject Borrower.

4.13. **Certain Indebtedness.** There is no Indebtedness of Borrower owing to any employee, officer, stockholder or director of Borrower other than accrued salaries, commissions and the like.

4.14. **Broker's or Finder's Commissions.** No broker's or finder's fee or commission is or will be payable in connection with this Agreement or the transactions contemplated hereby, and Borrower agrees to save harmless and indemnify Lender from and against any claim, demand, action, suit, proceeding or liability for any such fee or commission, including any costs and expenses (including attorney's fees) incurred by Lender in connection therewith. The provisions of this Subsection shall survive the termination of this Agreement and Lender's security interest hereunder and the payment of all other Obligations.

4.15. **Outstanding Indebtedness.** Borrower has no outstanding Indebtedness except as permitted by **Subsection 7.1** hereof and there exists no material default under the provisions of any instrument evidencing such Indebtedness or under the provisions of any agreement relating thereto.

4.16. **Regulation U.** Borrower does not own or presently intend to acquire any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System. None of the proceeds of any of the Loan hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U. Neither Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect.

4.17. **Government Contracts.** Borrower is not now, and has not been within the past 3 years, in receipt of any communication from any of officer or employee of the United States Government regarding Borrower's actual or possible disqualification, suspension or debarment from contracting with the United States Government. Further, Borrower has no information, in relation to the obtaining, formation, pricing, performance, billing or administration of any one of its contracts with the United States Government of: (a) a violation of law, regulation or contract provision, or any such fact(s) or circumstance(s) reasonably indicating any such violation; (b) a pending or threatened investigation; (c) an existing or threatened adverse audit finding, whether draft or final; (d) an existing or threatened cost disallowance or finding of defective pricing; (e) a pending or threatened claim or action seeking a fine, penalty or damages; (f) a communication regarding, or actual initiation of, payment withholding or suspension, setoff, recoupment or debt collection; or (g) a contract termination or a communication reasonably indicating the potential for

such a termination.

4.18. **Presence of Hazardous Materials or Hazardous Materials Contamination.** To the best of Borrower's knowledge and belief, and except as permitted by applicable Laws, no Hazardous Materials are located on any real property owned, operated or controlled by Borrower and for which remedial or corrective action would, be required under applicable Laws. To the best of Borrower's knowledge and belief, and except as permitted by applicable Laws, no property owned, operated or controlled by Borrower has ever been used as a manufacturing, storage or dump site for Hazardous Materials.

4.19. **Patents, Trademarks, etc.** Borrower owns, possesses or has the right to use all necessary patents, patent rights, licenses, trademarks, trade names, trade name rights, copyrights and franchises to conduct its business as now conducted, without any known conflict with any patent, patent right, license, trademark, trademark rights, trade name right, trade name, copyright or franchise right of any other person.

4.20. **Perfection and Priority of Collateral.** Lender has or upon proper recording of any financing statement, execution of any control agreement or delivery of Collateral to Lender's possession, will have and will continue to have as security for the Obligations, a valid and perfected Lien on and security interest in all Collateral free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens.

4.21. **Commercial Purpose.** The Loan is not a "consumer transaction" as defined in the Uniform Commercial Code and none of the Collateral was or will be purchased or held primarily for personal, family or household purposes.

4.22. **Survival; Updates of Representations and Warranties.** All representations and warranties contained in or made in connection with this Agreement and the other Loan Documents shall survive the Closing and any advance made hereunder. Lender acknowledges and agrees that any and all representations and warranties contained in or made under or in connection with this Agreement may be amended, changed or otherwise modified by Borrower, with the consent of Lender, at any time and from time to time after the Closing so as to accurately reflect the matters represented and warranted therein; provided, that such amendments, changes and/or modifications are disclosed in writing to and approved by Lender. Lender shall have no obligation to waive any Event of Default due to any present or future inaccuracy of such representation or warranty or to agree to any amendment, change or modification of such representation or warranty.

4.23. **USA PATRIOT Act**. No Borrower nor any affiliate of Borrower is identified in any list of known or suspected terrorists published by any United States government agency, including, without limitation, (i) the annex to Executive Order 13224 issued on September 23, 2001 by the President of the United States and (ii) the Specially Designated Nationals List published by the United States Office of Foreign Assets Control.

4.24. **OFAC**. Neither Borrower nor any of its members, shareholders, officers or directors (i) is a "Sanctioned Person" (as defined below), (ii) has any of its assets in any "Sanctioned Country" (as defined below), or (iii) derives any of its operating income from

investments in, or transactions with, Sanctioned Persons or Sanctioned Countries. No part of the proceeds of the Loan hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to a Sanctioned Person or a Sanctioned Country or for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended and in effect from time to time. Sanctioned Country shall mean a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treasury.gov/resource-center/sanctions/Pages/default.aspx, or as otherwise published from time to time. Sanctioned Person shall mean (i) a Person named on the list of "Specially Designated Nationals and Blocked Persons" maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

5. **Conditions of Lending.**

Unless Lender shall otherwise agree, Lender shall have no obligation to advance any funds to Borrower hereunder unless each of the following conditions precedent shall be satisfied as provided below:

5.1. **Documents.** There shall have been delivered to Lender, appropriately completed and duly executed (when applicable), the following, each in form and substance satisfactory to Lender:

(a) The Note.

(b) A certificate of the Secretary of Borrower in form and content acceptable to Lender certifying resolutions authorizing Borrower to enter into the Loan.

(c) Certificates of Good Standing of each Borrower issued by their respective states of incorporation dated within thirty (30) days of Closing.

(d) Evidence satisfactory to Lender that all insurance coverages and all insurance clauses or endorsements required pursuant to this Agreement and the Loan Documents are in effect, together with copies of all insurance policies and endorsements.

(e) Such financing statements and control agreements as may be required by Lender.

(f) A copy of the lease of the Business Premises.

5.2. **No Default.** At Closing and at the time of every subsequent advance under this Agreement, Lender shall be fully satisfied that (a) all of the covenants, conditions, warranties and

representations set forth herein and in the Loan Documents have been complied with and are true and complete on and as of such time with the same effect as though such covenants, conditions, warranties and representations had been made on and as of such time, (b) no Event of Default nor any event which, upon the giving of notice and/or the lapse of time, could constitute an Event of Default shall have occurred, and (c) the documents and matters required to be executed, delivered, opined and/or Certified pursuant to Subsection 5.1 hereof shall be in full force and effect and/or true and complete, as the case may be.

5.3. **Legal Matters.** At Closing, all legal matters in connection therewith or incidental thereto shall be fully satisfactory to Lender's counsel.

6. **Affirmative Covenants.**

Borrower covenants and agrees with Lender that, until (a) all Obligations have been paid in full, and (b) there exists no commitment by Lender which could give rise to any Obligations, Borrower will:

6.1. **Financial Statements.** Furnish to Lender in writing: (a) as soon as available, but in no event more than forty-five (45) days after the close of each fiscal quarter during each fiscal year, the consolidated balance sheet, profit and loss statement and statement of cash flow of Borrower as of the close of such period, all as prepared and certified by the chief financial officer or other duly authorized officer and accompanied by a certificate and statement of calculations of the chief financial officer or other duly authorized officer evidencing that Borrower is in compliance with all covenants contained in **Sections 6.16, 6.17 and 6.18** herein and, if not, stating the facts with respect thereto and certifying that no Event of Default exists; (b) as soon as available, but in no event more than one hundred twenty (120) days after the close of each fiscal year, a copy of the annual consolidated financial statement of Borrower, prepared in accordance with GAAP and audited by an independent certified public accountant satisfactory to Lender, which financial statement shall include a balance sheet of Borrower as of the end of such fiscal year and a statement of income and changes in shareholders' equity of Borrower for such fiscal year and a statement (including all calculations) that Borrower is in compliance with all of the covenants contained in **Section 6.16, 6.17 and 6.18** herein and, if not, stating the facts with respect thereto and certifying that no Event of Default exists; (c) as soon as available, but in no event more than 30 days after each fiscal quarter, an accounts receivable report and a summary aging of accounts payable; and (d) such additional information, reports or statements as Lender may from time to time reasonably request.

6.2. **Taxes.** Pay and discharge all taxes, assessments and governmental charges upon Borrower, its income and properties, prior to the date on which penalties attach thereto unless and to the extent only that the same are being diligently contested by Borrower in good faith in the normal course of business by appropriate proceedings, provided, however, that: (a) Lender shall have been given reasonable prior written notice of intention to contest; (b) nonpayment of the same will not, in Lender's sole discretion, materially impair any of the Collateral or Lender's rights or remedies with respect thereto or the prospect for full and punctual payment of all of the Obligations; (c) Borrower at all times effectively stays or prevents any official or judicial sale of or action or filing against any of the Collateral by reason of nonpayment of the same; and (d)

Borrower establishes reasonable reserves for any liabilities being contested and for expenses arising out of such contest.

6.3. **Corporate Existence, Continuation of Business and Compliance with Laws.** Maintain its corporate existence in good standing; continue its business operations as now being conducted; and comply with all material applicable federal, state and local laws, rules, ordinances, regulations and orders unless and to the extent only that the validity or applicability thereof is being diligently contested by Borrower in good faith by appropriate proceedings, provided, however, that: (a) Lender shall have been given reasonable prior written notice of intention to contest; (b) such noncompliance will not, in Lender's sole discretion, materially impair any of the Collateral or Lender's rights or remedies with respect thereto or the prospect for full and punctual payment of all of the Obligations; (c) Borrower at all times effectively stays or prevents any official or judicial sale of or action or filing against any of the Collateral by reason of such noncompliance; and (d) Borrower establishes reasonable reserves for any liabilities or expenses which may arise out of such noncompliance and contest.

6.4. **Civil and Criminal Proceedings.** Promptly notify Lender in writing of (a) the filing of any Criminal Referral Form or the threatened or actual commencement of a criminal proceeding or investigation or (b) any action, suit or proceeding at law or in equity by or before any court, governmental agency or instrumentality which could result in any material adverse change in the business, operations, properties or assets of Borrower, or otherwise in the financial condition of Borrower.

6.5. **Extraordinary Loss.** Promptly notify Lender in writing of any event causing extraordinary loss or depreciation of the value of Borrower's assets (whether or not insured) and the facts with respect thereto.

6.6. **Books and Records; Field Audits.** Keep and maintain proper and current books and records in accordance with GAAP and permit access by Lender to, reproduction by Lender of and copying by Lender from, such books and records upon reasonable notice during normal business hours. All reasonable costs and expenses of such inspections and examinations shall be paid by Borrower. Within sixty (60) days of the initial advance of Loan proceeds hereunder and at any time or times thereafter, Lender may conduct a field audit of Borrower's books and records, with the cost of any such audit being borne by Borrower; provided, so long as an Event of Default has not occurred and is continuing, Borrower shall not be required to pay the costs and expenses of more than one field audit by Lender in any twelve month period.

6.7. **Conferences with Officers.** Permit Lender or its agents to discuss Borrower's affairs, finances and accounts with any officers of Borrower upon reasonable notice during normal business hours.

6.8. **Maintenance of Properties.** Maintain all properties and improvements necessary to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and cause replacements and repairs to be made when necessary for the proper conduct of its business.

6.9. **Patents, Franchises, etc.** Maintain, preserve and protect all licenses, patents, franchises, trademarks and trade names of Borrower or licensed by Borrower which are necessary to the conduct of the business of Borrower as now conducted, free of any conflict with the rights of any other person.

6.10. **Insurance.** Maintain with duly licensed insurers and in amounts satisfactory to Lender such insurance on Borrower's tangible personal property against such risks and with such loss deductible amounts as may be satisfactory to Lender.

6.11. **Evidence of Insurance.** Deliver to Lender upon Lender's request, from time to time, and periodically if Lender shall so require, evidence satisfactory to Lender that all insurance and endorsements required pursuant to this Agreement and the Loan Documents are in effect.

6.12. **Further Assurances and Corrective Instruments.** Promptly execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, to Lender from time to time such supplements hereto and such financing statements and other instruments and documents as may be requested by Lender to protect and preserve the Collateral, Lender's security interest therein, perfection of Lender's security interest and/or Lender's rights and remedies hereunder.

6.13. **Financial Information.** Deliver to Lender promptly upon Lender's request, and periodically if Lender shall so require, such written statements, schedules or reports (which shall be Certified if required by Lender) in such form, containing such information and accompanied by such documents as may be satisfactory to Lender from time to time concerning the Collateral, Borrower's financial condition or business operations or any other matter or matters, including, without limitation, copies of federal, state and local tax returns of Borrower, and permit Lender, its agents and designees, to discuss Borrower's financial condition and business operations with Borrower's officers upon reasonable prior notice.

6.14. **Notice of Event of Default.** Promptly notify Lender in writing of the occurrence of any Event of Default or any event or existing condition which, with the giving of notice and/or the lapse of time, would constitute an Event of Default, or which is reasonably likely to materially and adversely affect the financial conditions or operations of Borrower and the facts with respect thereto.

6.15. **ERISA.** (a) At all times maintain each of its employee pension benefit plans, as that term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), in conformity with all applicable provisions of ERISA and other federal and state statutes relating to employee benefit plans; (b) at all times make prompt payments of contributions required to meet the minimum funding standards set forth in Sections 302 and 305 of ERISA with respect to each such plan; (c) if requested by Lender, promptly after the filing thereof, furnish to Lender copies of each annual report required to be filed pursuant to Section 103 of ERISA in connection with each such plan for each plan year, including any certified financial statements or actuarial statements required pursuant to said Section 103; (d) notify Lender immediately of any fact, including, without limitation, any "Reportable Event" (as that term is

defined in Section 4043(b) of ERISA) arising in connection with any such plan which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer the plan; and I furnish to Lender, promptly upon its request therefor such additional information concerning any such plan as Lender may request.

6.16. **Minimum Tangible Net Worth**. Commencing December 31, 2024 and measured annually on each December 31 thereafter throughout the term of the Loan, maintain at all times a Tangible Net Worth of not less than $2,000,000.00. For the purposes hereof, "Tangible Net Worth" means the aggregate assets of Borrower excluding all intangible assets, including, but not limited to, goodwill, leasehold improvements, licenses, trademarks, patents, copyrights, organization costs, appraisal surplus, officer, stockholder, related entity and employee advances or receivables, mineral rights and the like, less liabilities, all determined in accordance with GAAP.

6.17. **Annual Consolidated Minimum EBITDA.** Commencing December 31, 2024 and measured annually on each December 31 thereafter throughout the term of the Loan, maintain an annual consolidated minimum EBITDA of $1,000,000.00. For the purposes hereof, "EBITDA" is defined as the net income of the Borrower plus interest, taxes, depreciation, amortization and other non-cash items (including non-cash stock-based compensation) that have been deducted in arriving at net income.

6.18. **Current Ratio.** Maintain at all times, to be measured annually commencing December 31, 2024 and on each December 31 thereafter throughout the term of Loan, a ratio of Current Assets to Current Liabilities of not less than 1.0 to 1.0. For the purposes of this Agreement, "Current Assets" shall mean the aggregate current assets of Borrower determined as to classification of items and to amounts in accordance with GAAP excluding (a) all prepaid expenses and (b) all amounts due Borrower from any of its directors, officers and employees. For the purposes of this Agreement "Current Liabilities" shall mean the aggregate current liabilities of Borrower in accordance with GAAP.

6.19. **Continuance of Business.** Continue to operate the business as set forth in Borrower's loan application to Lender and not to acquire or operate any other business enterprise without Lender's prior consent.

6.20. **Proceeds.** Use of the proceeds of advances hereunder only for the purposes set forth herein and to pay the costs, expenses and fees payable by Borrower under this Agreement and the other Loan Documents.

6.21. **Hazardous Materials: Contamination.** Borrower agrees to, (a) give notice to Lender promptly upon Borrower's acquiring knowledge of the presence of any Hazardous Materials (other than those stored in compliance with applicable Laws and are in Borrower's possession in the ordinary course of business) on any property owned or controlled by Borrower or of any Hazardous Materials Contamination with a full description thereof for which remedial or corrective action is required; (b) promptly take action to comply with any Laws requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide Lender with satisfactory evidence of such action, which action must be in all respects

sufficient to avoid any penalty, assessment or notice of non-compliance with any required remedial or corrective action on the part of any Governmental Authority; (c) provide Lender, within 60 days after a demand by Lender, with a bond, letter of credit or similar financial assurance evidencing to Lender's reasonable satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of Hazardous Materials described in item (b) or Hazardous Materials Contamination and discharging any Lien which may be established as a result thereof on any property owned or controlled by Borrower or for which Borrower is responsible; and (d) defend, indemnify and hold harmless Lender and its employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any property owned or controlled by Borrower for which Borrower is responsible for any Hazardous Materials Contamination.

6.22. **Lender as Depository.** Maintain Lender as its principal depository for its operating, deposit and other commercial accounts.

7. **Negative Covenants.**

Borrower covenants and agrees with Lender that, until (a) all Obligations have been paid in full and (b) there exists no commitment by Lender which could give rise to any Obligations, Borrower will not, directly or indirectly, without Lender's prior written consent:

7.1. **Indebtedness.** Create, incur, assume or permit to exist, directly or indirectly, any Indebtedness except: (a) Indebtedness to Lender; (b) trade Indebtedness (which shall not include any borrowing, trade acceptance or notes given in settlement of trade Indebtedness) incurred in the ordinary course of business and not in dispute or more than thirty days past due; (c) existing Indebtedness previously disclosed by Borrower to Lender in writing; (d) Indebtedness under any lease (or other arrangement conveying the right to use) incurred in the ordinary course of business that is required to be capitalized for financial reporting purposes in accordance with GAAP; and (e) Indebtedness which shall be consented to by Lender in writing in advance, in Lender's sole but reasonable discretion, and if required by Lender, subordinated to the Obligations by a written agreement satisfactory to Lender in form and substance.

7.2. **Liens.** Create, incur, assume or permit to exist, directly or indirectly, any Lien upon any of Borrower's properties or assets, now owned by Borrower, other than Permitted Liens and Liens to Lender.

7.3. **Merger.** Enter into or be a party to any merger, consolidation, reorganization or exchange of stock or assets.

7.4. **Sale of Assets, etc.** Sell, assign, transfer, convey or lease any interest in all or any substantial part of its property except in the ordinary course of Borrower's business as now being conducted; purchase or otherwise acquire all or substantially all of the assets of any other person or persons, or any shares of stock of, or similar interest in, any other person or persons.

7.5. **Fiscal Year.** Change Borrower's fiscal year end from December 31st.

7.6. **Subsidiaries.** Organize or cause to exist any Subsidiaries without Lender's prior written consent, which consent may be conditioned, without limitation, upon the granting by such Subsidiary of a guarantee of payment of the Note and all other indebtedness of Borrower to Lender. Lender shall have the right at any time and from time to time at its sole discretion to require any existing Subsidiaries to guarantee the Obligations.

7.7. **Change of Name.** Change the name of Borrower.

7.8. **Trade Names.** Use any trade name other than Borrower's true corporate name.

7.9. **ERISA Compliance.** Engage in any "prohibited transaction" (as defined in Section 406 or Section 2003(a) of ERISA and not otherwise exempted under Title I, Part 4 of ERISA), any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, or terminate any pension plan in a manner which could result in the imposition of a Lien on the property of Borrower pursuant to Section 4068 of ERISA.

7.10. **Dividends, Stock Redemptions.** Directly or indirectly declare or pay any dividend on, or make any other distribution with respect to (whether by reduction of capital or otherwise), any shares of its capital stock or make any advances or loans to stockholders.

7.11. **Sale of Stock.** Sell, convey, transfer, assign, pledge or otherwise encumber any of the stock of any Borrower (other than WidePoint Corporation) to any person.

7.12. **Loans and Guaranties.** Loan or make advances to any other person or guarantee, indorse or otherwise be or become liable or contingently liable in connection with the obligations or Indebtedness of any other person, firm or corporation, directly or indirectly, except:

(i) as an endorser of negotiable instruments for the payment of money deposited to Borrower's bank account for collection in the ordinary course of business;

(ii) trade credit extended in the ordinary course of Borrower's business; or

(iii) advances made in the usual course of business to officers and employees of Borrower for travel and other out-of-pocket expenses incurred by them on behalf of Borrower in connection with such business.

7.13. **Sale Leaseback.** Except for leases existing on the date hereof and previously disclosed to Lender in writing, and renewals or extension thereof, become or be liable as lessee with respect to any lease of any property (real, personal or mixed) which has been or is to be sold or transferred by Borrower to any person or which Borrower intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Borrower to any person in connection with such lease.

8. Events Of Default.

The occurrence of any one or more of the following events shall constitute an "Event of Default":

8.1. **Failure to Pay.** The failure of Borrower or other Obligor to pay (i) the principal amount of any of the Obligations as and when due and payable (whether by acceleration, declaration, extension or otherwise) or (ii) any interest on any Obligations owing by it as and when due (whether upon demand, at maturity, by reason of acceleration or otherwise), solely in the case of this clause (ii), within five (5) Business Days of the due date therefor, or (ii) any Obligor (other than Borrower) shall fail to pay within five (5) Business Days of when due any payment obligation owing by such Obligor under any Loan Document to which it is a party.

8.2. **Covenants and Agreements.** The failure of Borrower or other Obligor (i) to perform, observe or comply with any of the covenants in Article VII of this Agreement, or (ii) or any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party, and in the case of this subsection (ii) only, such failure shall continue for a period of 30 days after the earlier of (x) the date upon which Borrower or such other Obligor obtains knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Lender.

8.3. **Information, Representations and Warranties.** If any representation or warranty made herein or if any information contained in any financial statement, application, schedule, report or any other document given by Borrower or by any person in connection with the Obligations, with the Collateral, or with any of the Loan Documents is not true and accurate in all material respects when made or if Borrower or such other person omitted to state any material fact or any fact necessary to make such information not materially misleading.

8.4. **Default under Loan Documents.** The occurrence of an Event of Default under any of the Loan Documents.

8.5. **Default on Other Obligations; Cross Default.** The occurrence of any event which is, or would be with the passage of time or the giving of notice or both, a default under any indebtedness of Borrower or any Obligor to Lender or any material Indebtedness of Borrower or any Obligor to any person other than Lender, subject in each case to any applicable grace or cure period.

8.6. **Insolvency.** Borrower or other Obligor shall be or become insolvent (as defined in Section 101 of the United States Bankruptcy Code) or admit in writing to such insolvency or to such inability to pay their debts as they become due.

8.7. **Involuntary Bankruptcy.** There shall be filed against Borrower or other Obligor an involuntary petition or other pleading seeking the entry of a decree or order for relief under the United States Bankruptcy Code or any similar federal or state insolvency or similar laws ordering: (a) the liquidation of Borrower or such Obligor or (b) a reorganization of Borrower or such Obligor or the business and affairs of Borrower or such Obligor, or (c) the appointment of a receiver, liquidator, assignee, custodian, trustee or similar official for Borrower or other Obligor of the property of Borrower or such Obligor and the failure to have such petition or other pleading

denied or dismissed within 60 calendar days from the date of filing.

8.8. **Voluntary Bankruptcy.** The commencement by Borrower or other Obligor of a voluntary case under the federal bankruptcy laws or any federal or state insolvency or similar laws or the consent by Borrower or other Obligor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official for Borrower or other Obligor of any of the property of Borrower or other Obligor or the making by Borrower or other Obligor of an assignment for the benefit of Lenders, or the failure by Borrower or other Obligor generally to pay their debts as the debts become due.

8.9. **Judgments, Awards.** The entry of any judgment, order, award or decree against Borrower or other Obligor and a determination by Lender, in good faith but in its sole discretion, that the same, when aggregated with all other judgments, orders, awards and decrees outstanding against Borrower or other Obligor, is reasonably likely to have a material adverse effect on the prospect for Lender to fully and punctually realize the full benefits conferred on Lender by this Agreement.

8.10. **Injunction.** The injunction or restraint of Borrower or other Obligor in any manner from conducting its business in whole or in part and a determination by Lender, in good faith but in its sole discretion, that the same could have a material adverse effect on the prospect for Lender to fully and punctually realize the full benefits conferred on Lender by this Agreement.

8.11. **Attachment by Lenders.** A material portion of assets of Borrower or other Obligor (as reasonably determined by Lender) shall be attached, levied upon, seized or repossessed, or come into the possession of a trustee, receiver or other custodian and a determination by Lender, in good faith but in its sole discretion, that the same could have a material adverse effect on the prospect for Lender to fully and punctually realize the full benefits conferred on Lender by this Agreement.

8.12. **Dissolution, Merger, Consolidation, Reorganization.** The voluntary or involuntary dissolution, merger, consolidation, winding up or reorganization of Borrower or other Obligor or the occurrence of any action preparatory thereto.

8.13. **Adverse Change in Financial Condition.** The determination in good faith by Lender that a material adverse change has occurred in the financial condition of Borrower or other Obligor taken as a whole from the conditions set forth in the most recent financial statement of Borrower or such Obligor heretofore furnished to Lender or from the financial condition of Borrower as heretofore most recently disclosed to Lender in any other manner.

8.14. **Other Default.** The failure of Borrower to provide information related to the Bank Secrecy Act as set forth in 31 U.S.C. 5311, *et seq.*, and the regulations promulgated thereunder, including, but not limited to, all information with regards to Beneficial Ownership of the Borrower.

9. **Rights and Remedies.**

9.1. **Rights and Remedies of Lender.** Upon and after the occurrence of an Event of Default, Lender may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Lender under the Loan Documents, the rights and remedies of a secured party under the Uniform Commercial Code and all other rights and remedies available to Lender under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently provided, however, that in the case of any Event of Default referred to in **Sections 8.6, 8.7 and 8.8** above the unpaid principal balance of the Note, together with all accrued and unpaid interest and all other Obligations then outstanding shall be automatically due and payable by Borrower to Lender without notice, presentment or demand:

(a) Declare the Note, all interest accrued and unpaid thereon and all other Obligations to be immediately due and payable and the same shall thereupon become immediately due and payable without presentment, demand for payment, protest or notice of any kind, all of which are hereby expressly waived.

(b) Institute any proceeding or proceedings to enforce the Obligations and any Liens of Lender.

(c) Take possession of the Collateral, and for that purpose, so far as Borrower may give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom without any liability for suit, action or other proceeding, BORROWER HEREBY WAIVING ANY AND ALL RIGHTS TO PRIOR NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO REPOSSESSION OF COLLATERAL, and require Borrower, at Borrower's expense, to assemble and deliver the Collateral to such place or places as Lender may designate.

(d) Operate, manage and control the Collateral (including use of the Collateral and any other property or assets of Borrower in order to continue or complete performance of Borrower's obligations under any contracts of Borrower), or permit the Collateral or any portion thereof to remain idle or store the same, and collect all rents and revenues therefrom and sell or otherwise dispose of any or all of the Collateral upon such terms and under such conditions as Lender, in its sole discretion, may determine, and purchase or acquire any of the Collateral at any such sale or other disposition, all to the extent permitted by applicable law.

(e) Enforce Borrower's rights against any account debtors and other obligors.

(f) Cease making advances hereunder and under any other commitments or credit accommodations of Lender to Borrower and stop and retract the making of any advance hereunder or thereunder which may have been requested by Borrower.

9.2. **Power of Attorney.** Upon the occurrence and during the continuance of an

Event of Default, Borrower hereby designates and appoints Lender and its designees as attorney-in-fact of Borrower, irrevocably and with power of substitution, with authority to endorse Borrower's name on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Lender's possession; to execute proofs of claim and loss; to adjust and compromise any claims under insurance policies; and to perform all other acts necessary and advisable, in Lender's sole discretion, to carry out and enforce this Agreement and the Loan Documents. All acts of said attorney or designee are hereby ratified and approved by Borrower and said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law; *provided*, nothing herein shall relieve said attorney or designee for liability for fraud, willful misconduct or gross negligence. This power of attorney is coupled with an interest and is irrevocable so long as any of the Obligations remain unpaid or unperformed or there exists any commitment by Lender which could give rise to any Obligations.

9.3. **Notice of Disposition of Collateral.** It is mutually agreed that commercial reasonableness and good faith require Lender to give Borrower no less than 5 days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or any other intended disposition is to be made. It is mutually agreed that it is commercially reasonable for Lender to disclaim all warranties which arise with respect to the disposition of the Collateral.

9.4. **Costs and Expenses.** Borrower agrees to pay to Lender on demand the amount of all out of pocket expenses paid or incurred by Lender in consulting with counsel concerning any of its rights hereunder, under the Loan Documents or under applicable law, all expenses, including reasonable attorneys' fees and court costs paid or incurred by Lender in exercising or enforcing any of its rights hereunder, under the Loan Documents or under applicable law together with interest on all such expenses paid by Lender at the highest rate and calculated in the manner provided in the Note, The provisions of this Subsection shall survive the termination of this Agreement and Lender's security interest hereunder and the payment of all other Obligations.

10. **Miscellaneous.**

10.1. **Performance for Borrower.** Borrower agrees and hereby authorizes that Lender may, in Lender's sole discretion, but Lender shall not be obligated to, whether or not an Event of Default shall have occurred, advance funds on behalf of Borrower, without prior notice to Borrower, in order to insure Borrower's compliance with any covenant, warranty, representation or agreement of Borrower made in or pursuant to this Agreement or any of the Loan Documents, to continue or complete, or cause to be continued or completed, performance of Borrower's obligations under any contracts of Borrower, to cover overdrafts in any checking or other accounts of Borrower at Lender or to preserve or protect any right or interest of Lender in the Collateral or under or pursuant to this Agreement or any of the Loan Documents, including, without limitation, the payment of any insurance premiums or taxes and the satisfaction or discharge of any judgment or any Lien upon the Collateral or other property or assets of Borrower; provided, however, that the making of any such advance by Lender shall not constitute a waiver by Lender of any Event of Default with respect to which such advance is made nor relieve Borrower of any such Event of Default. Borrower shall pay to Lender upon demand all such advances made by Lender with

interest thereon at the highest rate and calculated in the manner provided in the Note. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted Lender hereunder; provided, however, that the provisions of this Subsection shall survive the termination of this Agreement and Lender's security interest hereunder and the payment of all other Obligations.

10.2. **Expenses.** Whether or not any of the transactions contemplated hereby shall be consummated, Borrower agrees to pay to Lender on demand the amount of all out of pocket expenses paid or incurred by Lender (including the reasonable fees and expenses of its counsel) in connection with the preparation of all written commitments of Lender antedating this Agreement, this Agreement and the Loan Documents and all documents and instruments referred to herein and all out of pocket expenses paid or incurred by Lender in connection with the filing or recordation of all financing statements and instruments as may be required by Lender at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or instrument in connection herewith. Borrower shall pay Lender $25.00 for each response to Borrower's request for an accounting or confirmation of a list of Collateral or statement of account exceeding one request per 6-month period. Borrower agrees to save harmless and indemnify Lender from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs or any other expenses incurred by Lender in connection with this Agreement. The provisions of this Subsection shall survive the termination of this Agreement and Lender's security interest hereunder and the payment of all other Obligations.

10.3. **Applications of Payments and Collateral.** Except as may be otherwise specifically provided in this Agreement, all Collateral and proceeds of Collateral coming into Lender's possession and all payments made by any Obligor may be applied by Lender to any of the Obligations, whether matured or unmatured, as Lender shall determine in its sole but reasonable discretion. Lender may defer the application of non-cash proceeds of Collateral, including, but not limited to, non-cash proceeds collected under **Subsection 3.3** hereof, to the Obligations until cash proceeds are actually received by Lender.

10.4. **Waivers by Borrower.** Borrower hereby waives, to the extent the same may be waived under applicable law: (a) notice of acceptance of this Agreement; (b) all claims, causes of action and rights of Borrower against Lender on account of actions taken or not taken by Lender in the exercise of Lender's rights or remedies hereunder, under the Loan Documents or under applicable law; (c) all claims of Borrower for failure of Lender to comply with any requirement of applicable law relating to enforcement of Lender's rights or remedies hereunder, under the Loan Documents or under applicable law; (d) all rights of redemption of Borrower with respect to the Collateral; I in the event Lender seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (f) presentment, demand for payment, protest and notice of non-payment and all exemptions; (g) any and all other notices or demands which by applicable law must be given to or made upon Borrower by Lender; (h) settlement, compromise or release of the obligations of any person primarily or secondarily liable upon any of the Obligations; (i) trial by jury in any action or proceeding of any kind or nature in connection with any of the Obligations, this Agreement or

any of the Loan Documents; and (j) substitution, impairment, exchange or release of any Collateral for any of the Obligations. Borrower agrees that Lender may exercise any or all of its rights and/or remedies hereunder, under the Loan Documents and under applicable law without resorting to and without regard to any Collateral or sources of liability with respect to any of the Obligations. Upon termination of this Agreement and Lender's security interest hereunder and payment of all Obligations, within 60 days following Borrower's request to Lender, Lender shall release control of any security interest in the Collateral perfected by control and Lender shall send Borrower a statement terminating any financing statement filed against the Collateral.

10.5. **Waivers by Lender.** Neither any failure nor any delay on the part of Lender in exercising any right, power or remedy hereunder, under any of the Loan Documents or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

10.6. **Lender's Setoff.** Lender shall have the right, in addition to all other rights and remedies available to it, following an Event of Default, to set off against any Obligations due Lender, any debt owing to Borrower by Lender, including, without limitation, any funds in any checking or other account now or hereafter maintained by Borrower at Lender. Borrower hereby confirms Lender's right to banker's lien and setoff, and nothing in this Agreement or any of the Loan Documents shall be deemed a waiver or prohibition of Lender's right of banker's lien and setoff.

10.7. **Modifications.** No modifications or waiver of any provision of this Agreement or any of the Loan Documents, and no consent by Lender to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

10.8. **Notices.** Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by hand delivery, by FedEx, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the respective parties at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the respective parties. Notice shall be considered given as of the date of hand delivery, one (1) business day after delivery to FedEx or similar overnight delivery service, or three (3) business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

If to BORROWER: WIDEPOINT CORPORATION,
WIDEPOINT INTEGRATED SOLUTIONS CORP.
WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

WIDEPOINT MOBILE CORPORATION
IT AUTHORITIES, INC. and
WIDEPOINT GLOBAL SOLUTIONS, INC.
11250 Waples Mill Road, South Tower, Suite 210
Fairfax, VA 22030

If to the LENDER: OLD DOMINION NATIONAL BANK
8607 Westwood Center Drive, Suite 440
Tysons Corner, Virginia 22182
Attn: Jacob Snider

With a copy to: Vincent J. Keegan, Esquire
Tramonte, Yeonas, Roberts & Keegan, PLLC
8245 Boone Boulevard, Suite 400
Tysons, VA 22182

10.9. **Applicable Law and Consent to Jurisdiction.** The performance and construction of this Agreement and the Loan Documents shall be governed by the internal laws of the Commonwealth of Virginia. Borrower agrees that any suit, action or proceeding instituted against Borrower with respect to any of the Obligations, the Collateral, this Agreement or any of the Loan Documents may be brought in any court of competent jurisdiction located in the Commonwealth of Virginia. By its execution hereof, Borrower hereby irrevocably waives any objection and any right of immunity on the ground of venue, the convenience of the forum or the jurisdiction of such courts or from the execution of judgments resulting therefrom. Borrower hereby irrevocably accepts and submits to the jurisdiction of the aforesaid courts in any such suit, action or proceeding.

10.10. **Survival: Successors and Assigns.** All covenants, agreements, representations and warranties made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof, shall survive Closing and shall continue in full force and effect until all Obligations have been paid in full, there exists no commitment by Lender which could give rise to any Obligations and all appropriate termination statements have been filed terminating the security interest granted Lender hereunder. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. In the event that Lender assigns the Note, this Agreement and/or its security interest in the Collateral, Lender shall give written notice to Borrower of any such assignment. All covenants, agreements, representations and warranties by or on behalf of Borrower which are contained in this Agreement and the Loan Documents shall inure to the benefit of Lender, its successors and assigns. Borrower may not assign this Agreement or any of its rights hereunder without the prior written consent of Lender.

10.11. **Severability.** If any term, provision or condition, or any part thereof, of this Agreement or any of the Loan Documents shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other

term, provision or condition, and this Agreement and the Loan Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

10.12. **Merger and Integration.** This Agreement and the attached Schedules (if any) contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein shall be valid or binding.

10.13. **Waiver of Jury Trial. BORROWER HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER AND BORROWER MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE BORROWER-LENDER RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS SECURITY AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. LENDER IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND BORROWER AND LENDER, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.**

10.14. **Counterparts.** This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

10.15. **Joint and Several Obligation**. In the event there is more than one Borrower hereunder, all obligations and liabilities under this Agreement shall be joint and several obligations and liabilities of each Borrower. In addition, all covenants and agreements of the Borrower hereunder shall be applicable to each Borrower individually and all Borrowers collectively. The occurrence of any event or occurrence set forth herein as a default to any one Borrower shall

constitute a default under this Agreement as to all Borrowers.

10.16. **Headings.** The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

10.17. **Recitals.** The Recitals hereto are hereby incorporated into and made a part of this Agreement.

SIGNATURES APPEAR ON FOLLOWING PAGES

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed under seal as of the date first above written.

BORROWER:
WIDEPOINT CORPORATION

By: ______________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________ (SEAL)
Notary Public

My Commission expires: 03/31/24

Registration # : 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

WIDEPOINT INTEGRATED SOLUTIONS CORP.

By: ______________________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT INTEGRATED SOLUTIONS CORP., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________________ (SEAL)
Notary Public

My Commission expires: 03/31/2024

Registration # : 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

By: ____________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

____________________ (SEAL)
Notary Public

My Commission expires: 03/31/2024

Registration #: 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

WIDEPOINT MOBILE CORPORATION

By: ______________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT MOBILE CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________(SEAL)
Notary Public

My Commission expires: 03/31/24

Registration # : 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

IT AUTHORITIES, INC.

By: ______________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of IT AUTHORITIES, INC., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________ (SEAL)
Notary Public

My Commission expires: 03/31/2024

Registration #: 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

WIDEPOINT GLOBAL SOLUTIONS, INC.

By: ______________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax **:**

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT GLOBAL SOLUTIONS, INC., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________ (SEAL)
Notary Public

My Commission expires: 03/31/2024

Registration # : 7859180

KEVYN ISMAEL VENTURA
Notary Public
Commonwealth of Virginia
Registration No. 7859180
My Commission Expires Mar 31, 2024

ACCEPTED AS OF THE DATE HEREOF:

LENDER:
OLD DOMINION NATIONAL BANK

By: ______________________ (SEAL)
Its:

COMMONWEALTH OF VIRGINIA :
: **to wit:**
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 29th day of February, 2024, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared Sushil Clarence and acknowledged herself/himself to be the EVP of OLD DOMINION NATIONAL BANK, and that she/he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

IN WITNESS MY Hand and Notarial Seal.

______________________ (SEAL)
Notary Public

My Commission expires: 2/28/2026

Registration #: 304164

KIM H. MA
NOTARY PUBLIC
REG. #304164
MY COMMISSION EXPIRES 2/28/2026
COMMONWEALTH OF VIRGINIA

Schedule 4.7
Financial Condition

The full year 2023 internally prepared financial statements provided to Lender, via email on January 24, 2024, do not reflect a non-cash impairment charge of approximately $~~TBD~~, $193,000 related to non-goodwill intangible assets.